AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Supplement to the Prospectus and

Statement of Additional Information,

each dated November 1, 2021

Supplement dated June 21, 2022

The information in this Supplement amends certain information contained in the Prospectus and Statement of Additional Information for Azzad Funds, each dated November 1, 2021.

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The following portfolio manager is added to the “Portfolio Managers” section of the Prospectus beginning on page 10 for the Azzad Ethical Fund:

Bradley P. Halverson

Managing Director and Senior Vice President of DIFA

Portfolio manager of the Ethical Fund since May 2022

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The following disclosure is added to the “The Sub-Adviser to the Azzad Ethical Fund” section of the Prospectus beginning on page 34 under the heading “Portfolio Managers.”:

Bradley P. Halverson has been a Managing Director and Senior Vice President for DIFA since April 2021.  Prior to Joining DIFA, Mr. Halverson served as investment analyst for Ivy Investment Management Company’s small-capitalization growth team from 2008 until 2016 and as portfolio manager of several investment companies managed by Ivy Investment Management Company from January 2016 to April 2021.  Mr. Halverson earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

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The Delaware Investments Fund Advisers (“DIFA”) section of the Statement of Additional Information beginning on page 12, is deleted in its entirety and replaced with the following:

DIFA is a series of Macquarie Investment Management Business Trust, a business trust organized under the Delaware Statutory Trust Act and an SEC-registered investment adviser located at 100 Independence, 610 Market Street, Philadelphia, PA 19106. DIFA provides investment sub-advisory services, including portfolio management, investment research and analysis, to registered investment companies. DIFA is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. As of June 30, 2021, the public investments divisions of Macquarie’s asset management business had total assets under management of approximately $360.8 billion.

 DIFA will assign a professional team of portfolio managers to assist the Adviser in the management of the Ethical Fund. The team will be led by Kim Scott, Nathan Brown and Bradley Halverson, each Senior Vice Presidents and Portfolio Managers of the mid cap product suite of mutual funds and institutional accounts.

Kim Scott is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts.  Prior to joining DIFA, Ms. Scott served in various levels of research and portfolio management positions throughout her career affiliated with the following companies: Ivy Investment Management Company, Bartlett & Company, NBD Bank, Johnson Investment Counsel, Inc., and the University of Cincinnati Medical Center. Her primary responsibilities included portfolio management and fundamental analysis of companies and equities for mutual funds, separate accounts, and personal trusts. Through this experience, Ms. Scott provided sector coverage for consumer non-durables, technology, retail, food and beverage, and tobacco. Ms. Scott graduated from the University of Kansas in 1982 with a BS in Microbiology. She earned an MBA in Finance from the University of Cincinnati in 1987. Ms. Scott is a CFA® Charterholder. She is a member of the CFA Institute and the CFA Society Kansas City.

Nathan Brown is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts. Prior to joining DIFA, Mr. Brown was a portfolio manager and senior vice president for Ivy Investment Management Company from 2003 to 2021 and was an intern with Morgan Keegan from 2002 to 2003. From 1999 to 2001 he completed five rotations at General Electric-Aircraft Engine’s financial management program. In 1999 he was a securities analyst for Krause Fund, where his responsibilities were concentrated in the utilities sector. Mr. Brown graduated with honors from the University of Iowa, Henry B. Tippie School of Business in 1999 with a BBA in Finance. He earned an MBA with an emphasis in Finance and Accounting from Vanderbilt University, Owen Graduate School of Management in 2003.Mr. Brown is a CFA® Charterholder. He is a member of the CFA Institute and the CFA Society Kansas City.

Bradley P. Halverson is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts. Prior to joining DIFA, Mr. Brown was a senior portfolio manager for another investment company for Ivy Investment Management Company, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of its April 30, 2021 acquisition of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the former investment sub-advisor of the Ethical Fund. He joined Ivy Investment Management Company in 2008 as an investment analyst on the small-capitalization growth team and took on portfolio management responsibilities in 2016. He earned a bachelor's degree and a master's degree in accounting from Brigham Young University and an MBA with an emphasis in finance and corporate strategy from the University of Michigan.

The following provides information regarding other accounts managed by Ms. Scott, Mr. Brown and Mr. Halverson as of March 31, 2022:

Kim Scott:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$9,567 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$1,544 million	0	$0

Nathan Brown:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$9,567 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$1,544 million	0	$0

Bradley Halverson:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$2,731 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$1,539 million	0	$0

DIFA believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, DIFA reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of DIFA is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility in a long-term incentive plan that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a certain schedule, depending on the type of award granted.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Macquarie, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Macquarie, Waddell & Reed Financial, Inc.’s (WDR) 401(k) plan offers certain mutual funds managed by Macquarie as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all DIFA employees.

On April 30, 2021, Macquarie completed the acquisition of WDR. For 2021, the 30% deferral referenced above for the portfolio managers will continue.   The long-term incentive plan for portfolio managers, executives and certain others will also continue for 2021, with the intention that the award granted in March 2022 will be invested into the Macquarie Group Employee Retained Equity Plan.  For 2022 and beyond, all former WDR employees will be under the Macquarie retention programs.

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The Conflicts of Interest section of the Statement of Additional Information is deleted in its entirety and replaced with the following as it relates to the Ethical Fund:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

· The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. DIFA seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Ethical Fund.

· The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Ethical Fund. Securities selected for funds or accounts other than the Ethical Fund might outperform the securities selected for the Ethical Fund. DIFA seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to DIFA’s Allocation Procedures.

DIFA has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict arises.

Ownership.  Dollar Range of equity securities of the respective Funds held by the portfolio managers as of May 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Managers Within the Azzad Funds
Kim Scott	None	None	None
Nathan Brown	None	None	None
Bradley Halverson	None	None	None

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This supplement, the Prospectus and the Statement of Additional Information, each dated November 1, 2021, provide the information a prospective investor should know about the Funds and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.